INTERCAPITAL INSURED MUNICIPAL TRUST                    Two World Trade Center,
                                                        New York, New York 10048

LETTER TO THE SHAREHOLDERS April 30, 1997

DEAR SHAREHOLDER:

We are pleased to present the semi-annual report on the operations of InterCapital Insured Municipal Trust (IMT) for the period ended April 30, 1997.

Economic growth moderated during the third quarter of 1996, causing fixed-income yields to move lower through November. However, an acceleration of economic activity led by consumer spending developed in the fourth quarter of 1996 and continued into the first quarter of 1997. This contributed to rising interest rates between December and April. On March 25, 1997, the Federal Reserve Board raised the federal-funds rate 25 basis points to 5.50 percent in a preemptive move against a possible acceleration in the rate of inflation. Subsequently, the fixed-income markets began to anticipate the possibility of additional rate hikes by the Fed.

MUNICIPAL MARKET CONDITIONS

Municipal yields followed the trend of Treasury yields, but were less volatile. Long-term insured revenue bond yields moved as low as 5.45 percent in November 1996, before rising to 5.75 percent in April 1997. Similarly, yields on one-year municipal notes moved from 3.70 to 3.95 percent over the past six months. The yield curve pick-up for extending maturities from 1 to 30 years increased to 180 basis points.


                            BOND YIELDS  1994-1997



                                                 Insured Municipal
              30-Year Insured                     Revenue Yields
                 Municipal      30-Year U.S.    as a Percentage of
               Revenue Yields  Treasury Yields  U.S. Treasury Yields
                   5.45            6.35               0.8586
Jan '94            5.29            6.24               0.8481
                   5.64            6.66               0.8468
                   6.19            7.09               0.8728
                   6.24            7.31               0.854
                   6.23            7.43               0.8387
                   6.31            7.61               0.8293
                   6.15            7.4                0.8314
                   6.17            7.45               0.828
                   6.42            7.82               0.8212
                   6.66            7.97               0.8356
                   6.99            8                  0.8738
                   6.65            7.88               0.8438
Jan '95            6.42            7.7                0.834
                   6.12            7.44               0.8222
                   6.07            7.43               0.8167
                   6.05            7.34               0.8245
                   5.84            6.65               0.8784
                   6               6.62               0.9066
                   5.99            6.85               0.875
                   5.98            6.65               0.8997
                   5.97            6.5                0.9184
                   5.79            6.33               0.915
                   5.61            6.13               0.9151
                   5.49            5.95               0.923
Jan '96            5.42            6.03               0.8989
                   5.55            6.47               0.8577
                   5.89            6.67               0.8835
                   5.94            6.91               0.8601
                   5.99            6.99               0.8571
                   5.86            6.87               0.8529
                   5.77            6.97               0.8278
                   5.82            7.12               0.8176
                   5.71            6.92               0.8248
                   5.6             6.64               0.8431
                   5.45            6.35               0.8583
                   5.56            6.64               0.8372
Jan '97            5.63            6.79               0.8293
                   5.53            6.8                0.8129
                   5.83            7.1                0.8216
                   5.74            6.96               0.8251

Source:  Bloomberg L.P.

INTERCAPITAL INSURED MUNICIPAL TRUST

FIVE LARGEST SECTORS AS OF APRIL 30, 1997
(% OF NET ASSETS)

REFUNDED             29%
ALL OTHERS           27%
IDR/PCR*             15%
HOSPITAL             14%
GENERAL OBLIGATION    8%
WATER & SEWER         7%

*INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE
 PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.


CREDIT ENHANCEMENTS AS OF APRIL 30, 1997
(% OF TOTAL LONG-TERM PORTFOLIO)

MBIA                 35%
AMBAC                26%
FGIC                 25%
FSA                   8%
GNMA                  6%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.


CALL STRUCTURE as of April 30, 1997
(% OF TOTAL LONG-TERM PORTFOLIO)
PERCENT CALLABLE

WEIGHTED AVERAGE
CALL PROTECTION:
5.3 YEARS

             YEARS BONDS CALLABLE
2001     2002     2003     2004     2005     2006+
25.9%    65.1%    0.0%     0.0%     1.7%     7.3%

INTERCAPITAL INSURED MUNICIPAL TRUST

The ratio of 30-year insured revenue bond yields to 30-year U.S. Treasury yields declined from 86 percent at the end of October 1996 to 82 percent in April 1997. A declining ratio means that municipals have outperformed Treasuries, but have become relatively more expensive. The ratio has ranged from 81 to 92 percent over the past three years.

New-issue municipal volume was down 6 percent during the first four months of 1997. However, underwriting volume for the full year is expected to exceed bond maturities and redemptions.

PERFORMANCE

Over the six-month period ended April 30, 1997, the Trust's net asset value
(NAV) declined from $15.80 to $15.48. Based on this NAV change plus reinvestment of tax-free dividends totaling $0.50 per share and a long-term capital gain distribution of $0.05 per share, the Trust's total NAV return was 1.62 percent. IMT's market price on the New York Stock Exchange moved from $15.00 to $14.75 per share. Based on this change in market price plus reinvestment of tax-free dividends and the long-term capital gain distribution, IMT's total market return was 1.99 percent. On April 30, 1997, the Trust was trading at a 5 percent discount to NAV. Undistributed net investment income available for dividends declined from $0.080 to $0.069 per share.

PORTFOLIO STRUCTURE

The Trust remained fully invested in long-term municipal bonds during the period. Investments were diversified among 12 long-term sectors and 51 credits. The average maturity of the portfolio was 17 years.

The distribution of call dates in the portfolio produced an average call protection of 5 years. To assure the timely payment of principal and interest, each position in the portfolio was backed by triple "A"-rated bond insurance or U.S. Government-guaranteed securities.

THE IMPACT OF LEVERAGING

As we have discussed previously, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred Shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shares depends on two factors: first, the amount of ARPS outstanding, and second, the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level

INTERCAPITAL INSURED MUNICIPAL TRUST
of net investment income available for distribution to common shareholders varies with the level of short-term interest rates.

ARPS yields ranged between 3 1/4 and 5 percent during the six months ended April 30, 1997. Over the same period, ARPS leverage contributed $.07 per share to common share earnings. Two ARPS series totaled $130 million and represented 27 percent of net assets.

LOOKING AHEAD

With the collapse of flat-tax proposals, municipal bonds have improved relative to U.S. Treasury securities. Although tax-free yields are currently somewhat "rich" in their historical relationship with Treasury yields, the long-term benefit of tax-exemption remains intact.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust, when appropriate, may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the six-month period ended April 30, 1997, IMT purchased and retired 106,600 shares of beneficial interest at a weighted average market discount of 5.03 percent. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions.

We appreciate your ongoing support of InterCapital Insured Municipal Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO
CHARLES A. FIUMEFREDDO
Chairman of the Board

INTERCAPITAL INSURED MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited)

PRINCIPAL
AMOUNT IN                                                                                 COUPON     MATURITY
THOUSANDS                                                                                  RATE        DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS (98.0%)
              General Obligation (7.5%)
$  8,000      Chicago, Illinois, Refg Ser 1992 (AMBAC)................................     6.25%     01/01/11     $  8,578,480
  15,000      Cook County, Illinois, Ser 1992 A (MBIA)................................     6.60      11/15/22       16,142,400
   6,000      Louisiana, Ser 1992 A (AMBAC)...........................................     6.50      05/01/08        6,465,600
   4,000      Clark County, Nevada, Transportation Impr Ltd Tax Ser 06/01/92 B
               (AMBAC)................................................................     6.50      06/01/17        4,425,480
--------                                                                                                          ------------
  33,000                                                                                                            35,611,960
--------                                                                                                          ------------

              Educational Facilities Revenue (4.0%)
              Massachusetts Health & Educational Facilities Authority,
  15,000       Northeastern University Ser E (MBIA)...................................     6.55      10/01/22       16,127,850
   3,000       Stonehill College Ser E (MBIA).........................................     6.60      07/01/20        3,225,480
--------                                                                                                          ------------
  18,000                                                                                                            19,353,330
--------                                                                                                          ------------

              Electric Revenue (3.0%)
  10,000      Piedmont Municipal Power Agency, South Carolina, 1991 Refg Ser (FGIC)...     6.25      01/01/18       10,291,500
   3,770      Lower Colorado River Authority, Texas, Jr Lien Refg Ser 1992 (AMBAC)....     6.00      01/01/17        3,795,523
--------                                                                                                          ------------
  13,770                                                                                                            14,087,023
--------                                                                                                          ------------

              Hospital Revenue (14.0%)
   5,000      Brevard County Health Facilities Authority, Florida, Wuesthoff Memorial
               Hospital Ser 1992 A (MBIA).............................................     6.625     04/01/13        5,369,650
   8,955      Illinois Health Facilities Authority, Southern Illinois Hospital
               Services Ser 1991 (MBIA)...............................................     6.625     03/01/20        9,522,478
   3,700      Massachusetts Health & Educational Facilities Authority, McLean Hospital
               Ser C (FGIC)...........................................................     6.625     07/01/15        3,961,368
   5,000      Farmington Hills Hospital Finance Authority, Michigan, Botsford General
               Hospital Ser 1992 A (MBIA).............................................     6.50      02/15/22        5,310,800
  15,000      Amarillo Health Facilities Corporation, Texas, High Plains Baptist
               Hospital Ser 1992 A & B (FSA)..........................................     6.562     01/01/22       15,826,050
              Wisconsin Health & Educational Facilities Authority,
  15,000       Children's Hospital Inc Ser 1992 B (FGIC)..............................     6.50      08/15/21       15,996,900
  10,000       Wausau Hospital Inc Ser 1991 B (AMBAC).................................     6.70      08/15/20       10,616,900
--------                                                                                                          ------------
  62,655                                                                                                            66,604,146
--------                                                                                                          ------------

              Industrial Development/Pollution Control Revenue (15.2%)
   6,000      Delaware Economic Development Authority, Delmarva Power & Light Co Ser
               1992 A (AMT) (AMBAC)...................................................     6.85      05/01/22        6,441,540
   5,000      Lawrenceburg, Indiana, Indiana & Michigan Power Co Refg Ser D (Secondary
               FGIC)..................................................................     7.00      04/01/15        5,418,250
  20,000      Burlington, Kansas, Kansas Gas & Electric Co Ser 1991 (MBIA)............     7.00      06/01/31       21,610,000
   7,500      Humboldt County, Nevada, Sierra Pacific Power Co Refg Ser 1987
               (AMBAC)................................................................     6.55      10/01/13        8,009,925
   5,000      New York State Energy Research & Development Authority, Brooklyn Union
               Gas Co 1996 Ser (MBIA).................................................     5.50      01/01/21        4,820,200
   7,000      Montgomery County Industrial Development Authority, Pennsylvania,
               Philadelphia Electric Co Refg 1991 Ser B (MBIA)........................     6.70      12/01/21        7,527,800

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) continued

PRINCIPAL
AMOUNT IN                                                                                 COUPON     MATURITY
THOUSANDS                                                                                  RATE        DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------
              Brazos River Authority, Texas,
$  7,500       Houston Lighting & Power Co 1992 A (AMBAC).............................     6.70%     03/01/17     $  8,071,875
  10,000       Texas Utilities Electric Co Collateralized Ser 1992 A (AMT) (AMBAC)....     6.75      04/01/22       10,676,000
--------                                                                                                          ------------
  68,000                                                                                                            72,575,590
--------                                                                                                          ------------

              Mortgage Revenue - Single Family (6.2%)
   3,000      Alaska Housing Finance Corporation, Governmental 1995 Ser A (MBIA)......     5.875     12/01/24        2,937,660
  17,600      Nebraska Investment Finance Authority, GNMA-Backed 1992 Ser A & B
               (AMT)..................................................................     6.71      09/15/24       17,998,464
   8,350      Ohio Housing Finance Agency, GNMA-Backed Ser A 1 & 2 (AMT)..............     6.903     03/01/31        8,677,237
--------                                                                                                          ------------
  28,950                                                                                                            29,613,361
--------                                                                                                          ------------

              Nursing & Health Related Facilities Revenue (0.8%)
   3,495      New York State Medical Care Facilities Finance Agency, Mental Health
--------       1992 Ser A (FGIC)......................................................     6.375     08/15/17        3,643,922
                                                                                                                  ------------

              Public Facilities Revenue (6.6%)
  10,000      Orange County, Florida, Tourist Development Tax Ser 1992 B (AMBAC)......     6.00      10/01/21       10,105,200
  20,000      Hudson County, New Jersey, Correctional Refg Ser 1992 COPs (MBIA).......     6.60      12/01/21       21,430,200
--------                                                                                                          ------------
  30,000                                                                                                            31,535,400
--------                                                                                                          ------------

              Resource Recovery Revenue (2.0%)
   9,000      Detroit Economic Development Corporation, Michigan, Ser 1991 A (AMT)
--------       (FSA)..................................................................     6.875     05/01/09        9,627,660
                                                                                                                  ------------

              Transportation Facilities Revenue (2.7%)
   5,000      Greater Orlando Aviation Authority, Florida, Ser 1992 A (AMT) (FGIC)....     6.50      10/01/12        5,288,500
   5,000      Hillsborough County Port District, Florida, Tampa Port Authority Refg
               Ser 1995 (AMT) (FSA)...................................................     5.75      06/01/13        5,030,100
   2,500      Hawaii, Airports Second Lien Ser 1991 (AMT) (MBIA)......................     6.75      07/01/21        2,659,475
--------                                                                                                          ------------
  12,500                                                                                                            12,978,075
--------                                                                                                          ------------

              Water & Sewer Revenue (6.7%)
   7,790      Kenton County Water District #1, Kentucky, Refg Ser 1992 (FGIC).........     6.375     02/01/17        8,248,052
   3,000      Detroit, Michigan, Water Supply Refg Ser 1992 (FGIC)....................     6.375     07/01/22        3,149,640
   4,950      Cleveland, Ohio, Waterworks Ser F 1992 B (AMBAC)........................     6.50      01/01/11        5,308,281
  10,000      Grand Strand Water & Sewer Authority, South Carolina, Refg Ser 1992
               (MBIA).................................................................     6.00      06/01/19       10,064,600
   5,000      North Charleston Sewer District, South Carolina, Refg Ser 1992 A
               (MBIA).................................................................     6.00      07/01/18        5,032,550
--------                                                                                                          ------------
  30,740                                                                                                            31,803,123
--------                                                                                                          ------------

              Refunded (29.3%)
  15,000      Delaware Health Facilities Authority, Medical Center of Delaware Ser
               1992 (MBIA)............................................................     6.25      10/01/06++     16,347,150
   5,000      Jacksonville Health Facilities Authority, Florida, Memorial Regional
               Rehabilitation Center Ser 1992 (MBIA)..................................     6.625     05/01/02++      5,466,400
  10,000      Reedy Creek Improvement District, Florida, Utilities Ser 1991-1
               (MBIA).................................................................     6.50      10/01/01++     10,779,300

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) continued

PRINCIPAL
AMOUNT IN                                                                                 COUPON     MATURITY
THOUSANDS                                                                                  RATE        DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------
$  5,000      Fulton-De Kalb Hospital Authority, Georgia, Grady Memorial Hospital Ser
               1991 (AMBAC)...........................................................     6.90%     01/01/01++   $  5,443,600
   9,300      New Orleans, Louisiana, Issue of 1992 (FGIC)............................     7.50      09/01/02++     10,445,667
   5,000      Chippewa Valley Schools, Michigan, 1992 (FGIC)..........................     6.375     05/01/01++      5,355,150
   7,000      Detroit, Michigan, Water Supply Refg Ser 1992 (FGIC)....................     6.375     07/01/02++      7,598,220
   6,000      Detroit City School District, Michigan, Ser 1991 (Secondary AMBAC)......     7.10      05/01/01++      6,607,920
   6,400      Bergen County Utilities Authority, New Jersey, 1992 Water Pollution Ser
               A (FGIC)...............................................................     6.50      06/15/02++      6,979,904
  15,000      Harrisburg Authority, Pennsylvania, Water Ser of 1992 (FGIC)............     6.50      08/15/02++     16,141,650
  15,000      South Carolina Public Service Authority, 1991 Ser D (AMBAC).............     6.50      07/01/02++     16,352,550
   5,000      Chattanooga-Hamilton County Hospital Authority, Tennessee, Erlanger
               Medical Center 1991 Ser A (FSA)........................................     6.854     05/15/01++      5,467,750
  10,000      Harris County, Texas, Sr Lien Toll Road Refg Ser 1992 A (AMBAC).........     6.50      08/15/02++     10,921,200
  15,000      Metropolitan Seattle, Washington, Sewer Ser U (FGIC)....................     6.60      01/01/01++     16,196,850
--------                                                                                                          ------------
 128,700                                                                                                           140,103,311
--------                                                                                                          ------------
 438,810      TOTAL MUNICIPAL BONDS (Identified Cost $433,405,313)...........................................      467,536,901
--------                                                                                                          ------------
              SHORT-TERM MUNICIPAL OBLIGATION (0.4%)
   2,000      Salt Lake County, Utah, Service Station Holdings British Petroleum Ser
--------       1994 B (Demand 05/01/97) (Identified Cost $2,000,000)..................     3.85*     08/01/07        2,000,000
                                                                                                                  ------------

$440,810      TOTAL INVESTMENTS (Identified Cost $435,405,313) (a)..................................    98.4%
========                                                                                                           469,536,901

              CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES..........................................   1.6         7,582,409
                                                                                                         ---      ------------

              NET ASSETS.............................................................................  100.0%     $477,119,310
                                                                                                       =====      ============


---------------------

     AMT      Alternative Minimum Tax.
     COPs     Certificates of Participation.
      ++      Prerefunded to call date shown.
      *       Current coupon of variable rate demand obligation.
     (a)      The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross
              unrealized appreciation is $34,266,614 and the aggregate gross unrealized depreciation is $135,026, resulting in net unrealized appreciation of $34,131,588.


Bond Insurance:
    AMBAC     AMBAC Indemnity Corporation.
     FGIC     Financial Guaranty Insurance Company.
     FSA      Financial Security Assurance Inc.
     MBIA     Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) continued

                       GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets
                                 April 30, 1997

Alaska...................  0.6%
Delaware.................  4.8
Florida..................  8.8
Georgia..................  1.1
Hawaii...................  0.6
Illinois.................  7.2
Indiana..................  1.2
Kansas...................  4.5
Kentucky.................  1.7
Louisiana................  3.5%
Massachusetts............  4.9
Michigan.................  7.9
Nebraska.................  3.8
Nevada...................  2.6
New Jersey...............  6.0
New York.................  1.8
Ohio.....................  2.9
Pennsylvania.............  5.0
South Carolina...........  8.7%
Tennessee................  1.1
Texas.................... 10.3
Utah.....................  0.4
Washington...............  3.4
Wisconsin................  5.6
                          ----
Total.................... 98.4%
                          ====

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1997 (unaudited)

ASSETS:
Investments in securities, at value
 (identified cost $435,405,313)..........    $469,536,901
Cash.....................................         260,270
Interest receivable......................       7,550,352
Prepaid expenses.........................         140,000
                                             ------------

    TOTAL ASSETS.........................     477,487,523
                                             ------------

LIABILITIES:
Payable for:
    Investment management fee............         155,116
    Dividends to preferred
     shareholders........................         118,688
Accrued expenses.........................          94,409
                                             ------------

    TOTAL LIABILITIES....................         368,213
                                             ------------

NET ASSETS:
Preferred shares of beneficial interest
 (1,000,000 shares authorized of
 non-participating $.01 par value, 2,600
 shares outstanding).....................     130,000,000
                                             ------------
Common shares of beneficial interest
 (unlimited shares authorized of $.01 par
 value, 22,419,213 shares outstanding)...     311,434,969
Net unrealized appreciation..............      34,131,588
Accumulated undistributed net investment
 income..................................       1,552,753
                                             ------------

    NET ASSETS APPLICABLE TO COMMON
    SHAREHOLDERS.........................     347,119,310
                                             ------------

    TOTAL NET ASSETS.....................    $477,119,310
                                             ============

NET ASSET VALUE PER COMMON SHARE
 ($347,119,310 divided by 22,419,213
 common shares outstanding)..............          $15.48
                                                   ======

STATEMENT OF OPERATIONS
For the six months ended April 30, 1997 (unaudited)

NET INVESTMENT INCOME:
INTEREST INCOME..........................    $ 14,395,353
                                             ------------

EXPENSES
Investment management fee................         839,355
Auction commission fees..................         184,809
Professional fees........................          60,693
Transfer agent fees and expenses.........          44,833
Shareholder reports and notices..........          18,777
Registration fees........................          16,204
Custodian fees...........................          10,065
Trustees' fees and expenses..............          10,017
Auction agent fees.......................           8,172
Organizational expenses..................           5,065
Other....................................          11,069
                                             ------------
    TOTAL EXPENSES.......................       1,209,059

    LESS: EXPENSE OFFSET.................         (10,014)
                                             ------------

    NET EXPENSES.........................       1,199,045
                                             ------------

    NET INVESTMENT INCOME................      13,196,308
                                             ------------

NET CHANGE IN UNREALIZED APPRECIATION....      (5,661,131)
                                             ------------

NET INCREASE.............................    $  7,535,177
                                             ============

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL TRUST

STATEMENT OF CHANGES IN NET ASSETS
                                                           FOR THE SIX          FOR THE YEAR
                                                           MONTHS ENDED            ENDED
                                                          APRIL 30, 1997      OCTOBER 31, 1996
----------------------------------------------------------------------------------------------
                                                           (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income................................      $ 13,196,308         $ 26,750,917
Net realized gain....................................          --                  1,233,119
Net change in unrealized appreciation................        (5,661,131)              35,232
                                                           ------------         ------------

    NET INCREASE.....................................         7,535,177           28,019,268
                                                           ------------         ------------

Dividends to preferred shareholders from net
investment income....................................        (2,317,768)          (4,790,363)
                                                           ------------         ------------

DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS
FROM:
Net investment income................................       (11,120,039)         (23,043,084)
Net realized gain....................................        (1,233,114)          (1,805,535)
                                                           ------------         ------------

    TOTAL............................................       (12,353,153)         (24,848,619)
                                                           ------------         ------------

Decrease from transactions in common shares of
 beneficial interest.................................        (1,594,423)          (2,647,217)
                                                           ------------         ------------

    NET DECREASE.....................................        (8,730,167)          (4,266,931)
NET ASSETS:
Beginning of period..................................       485,849,477          490,116,408
                                                           ------------         ------------

    END OF PERIOD
    (Including undistributed net investment income of
    $1,552,753 and $1,794,252, respectively).........      $477,119,310         $485,849,477
                                                           ============         ============

        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

InterCapital Insured Municipal Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on October 3, 1991 and commenced operations on February 28, 1992.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net

INTERCAPITAL INSURED MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited) continued

investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc. (the "Investment Manager") paid the organizational expenses of the Trust's common shares in the amount of $76,000, which have been reimbursed for the full amount thereof. Such expenses had been deferred and were fully amortized as of February 27, 1997.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

Under the terms of the Agreement, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

Proceeds from the sale of portfolio securities, excluding short-term investments, for the six months ended April 30, 1997 aggregated $1,400,000.

Dean Witter Trust Company, an affiliate of the Investment Manager, is the Trust's transfer agent. At April 30, 1997, the Trust had transfer agent fees and expenses payable of approximately $5,500.

INTERCAPITAL INSURED MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited) continued

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended April 30, 1997 included in Trustees' fees and expenses in the Statement of Operations amounted to $2,408. At April 30, 1997, the Trust had an accrued pension liability of $34,047 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series TU and TH Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                          AMOUNT                             RESET          RANGE OF
SERIES     SHARES*     IN THOUSANDS*         RATE*           DATE       DIVIDEND RATES**
-------    -------     -------------     -------------     ---------    ----------------
  TU          800         $40,000            3.61%         01/07/98     3.61% - 3.625%
  TH        1,800          90,000            4.25          05/02/97     3.25  - 5.00

---------------------
 * As of April 30, 1997
** For the six months ended April 30, 1997.

Subsequent to April 30, 1997 and up through June 6, 1997, the Trust paid dividends to Series TU and TH at rates ranging from 3.61% to 3.90% in the aggregate amount of $66,456.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

INTERCAPITAL INSURED MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited) continued

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                                                   CAPITAL
                                                                                                                   PAID IN
                                                                                                                  EXCESS OF
                                                                                      SHARES       PAR VALUE      PAR VALUE
                                                                                    ----------     ---------     ------------
Balance, October 31, 1995.......................................................    22,702,213     $227,022      $315,449,579
Treasury shares purchased and retired (weighted average discount 5.45%)*........      (176,400)      (1,764)       (2,645,453)
                                                                                    ----------     --------      ------------
Balance, October 31, 1996.......................................................    22,525,813      225,258       312,804,126
Treasury shares purchased and retired (weighted average discount 5.03%)*........      (106,600)      (1,066)       (1,593,357)
                                                                                    ----------     --------      ------------
Balance, April 30, 1997.........................................................    22,419,213     $224,192      $311,210,769
                                                                                    ==========     ========      ============

---------------------
* The Trustees have voted to retire the shares purchased.

6. DIVIDENDS TO COMMON SHAREHOLDERS

The Trust declared the following dividends from net investment income:

  DECLARATION       AMOUNT          RECORD           PAYABLE
     DATE          PER SHARE         DATE              DATE
---------------    ---------     -------------    --------------
April 29, 1997      $0.0825       May 9, 1997      May 23, 1997
 May 27, 1997       $0.0825      June 6, 1997     June 20, 1997

INTERCAPITAL INSURED MUNICIPAL TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                   FOR THE SIX
                                                   MONTHS ENDED                FOR THE YEAR ENDED OCTOBER 31**
                                                    APRIL 30,             ----------------------------------------------
                                                      1997**              1996               1995               1994
------------------------------------------------------------------------------------------------------------------------
                                                   (unaudited)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...........      $  15.80           $    15.86         $    14.27         $    16.95
                                                     --------           ----------         ----------         ----------
Net investment income..........................          0.58                 1.27               1.21               1.33
Net realized and unrealized gain (loss)........         (0.25)               (0.02)              1.65              (2.67)
                                                     --------           ----------         ----------         ----------
Total from investment operations...............          0.33                 1.25               2.86              (1.34)
                                                     --------           ----------         ----------         ----------
Less dividends and distributions from:
   Net investment income.......................         (0.50)               (1.02)             (1.02)             (1.12)
   Common share equivalent of dividends paid to
    preferred shareholders.....................         (0.10)               (0.21)             (0.23)             (0.22)
   Net realized gain...........................         (0.05)               (0.08)             (0.02)           --
                                                     --------           ----------         ----------         ----------
Total dividends and distributions..............         (0.65)               (1.31)             (1.27)             (1.34)
                                                     --------           ----------         ----------         ----------
Offering costs charged against capital.........        --                  --                 --                 --
                                                     --------           ----------         ----------         ----------
Net asset value, end of period.................      $  15.48           $    15.80         $    15.86         $    14.27
                                                     ========           ==========         ==========         ==========
Market value, end of period....................      $  14.75           $    15.00         $   14.625         $   12.625
                                                     ========           ==========         ==========         ==========
TOTAL INVESTMENT RETURN+.......................          1.99%(1)            10.31%             24.59%            (18.84)%
RATIOS TO AVERAGE NET ASSETS OF COMMON
SHAREHOLDERS:
Total expenses.................................          0.69%(2)             0.70%(3)           0.72%(3)           0.77%
Net investment income before preferred stock
 dividends.....................................          7.53%(2)             7.54%              7.88%              8.45%
Preferred stock dividends......................          1.32%(2)             1.35%              1.50%              1.38%
Net investment income available to common
 shareholders..................................          6.21%(2)             6.19%              6.38%              7.07%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands........      $477,119             $485,849           $490,116           $491,360
Asset coverage on preferred shares at end of
 period........................................           367%                 373%               377%               307%
Portfolio turnover rate........................            --                    1%                 3%                 6%

                                                   FOR THE YEAR
                                                     ENDED             FOR THE PERIOD
                                                   OCTOBER 31**      FEBRUARY 28, 1992*
                                                   ------------           THROUGH
                                                     1993            OCTOBER 31, 1992**
---------------------------------------------------------------------------------------
                                                   (unaudited)

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...........     $   14.25             $  14.06
                                                   ----------             --------
Net investment income..........................          1.35                 0.79
Net realized and unrealized gain (loss)........          2.69                 0.19
                                                   ----------             --------
Total from investment operations...............          4.04                 0.98
                                                   ----------             --------
Less dividends and distributions from:
   Net investment income.......................         (1.12)               (0.49)
   Common share equivalent of dividends paid to
    preferred shareholders.....................         (0.22)               (0.13)
   Net realized gain...........................            --                   --
                                                   ----------             --------
Total dividends and distributions..............         (1.34)               (0.62)
                                                   ----------             --------
Offering costs charged against capital.........            --                (0.17)
                                                   ----------             --------
Net asset value, end of period.................     $   16.95             $  14.25
                                                   ==========             ========
Market value, end of period....................     $   16.75             $  15.25
                                                   ==========             ========
TOTAL INVESTMENT RETURN+.......................         17.73%                4.94%(1)
RATIOS TO AVERAGE NET ASSETS OF COMMON
SHAREHOLDERS:
Total expenses.................................          0.80%                0.72%(2)
Net investment income before preferred stock
 dividends.....................................          8.52%                8.10%(2)
Preferred stock dividends......................          1.40%                1.34%(2)
Net investment income available to common
 shareholders..................................          7.12%                6.76%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands........      $578,506             $515,025
Asset coverage on preferred shares at end of
 period........................................           321%                 286%
Portfolio turnover rate........................             1%                   1%(1)

---------------------
 *  Commencement of operations.
** The per share amounts were computed using an average number of shares outstanding during the period.
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1) Not annualized.
(2) Annualized.
(3) Does not reflect the effect of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES
-------------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder



OFFICERS
-------------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer
                                                                INTERCAPITAL
Barry Fink                                                      INSURED
Vice President, Secretary and General Counsel                   MUNICIPAL
                                                                TRUST
James F. Willison
Vice President

Thomas F. Caloia
Treasurer



TRANSFER AGENT
-------------------------------------------------
Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311



INDEPENDENT ACCOUNTANTS
-------------------------------------------------
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER
-------------------------------------------------
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048











The financial statements included herein have been
taken from the records of the Trust without                Semiannual Report
examination by the independent accountants and             April 30, 1997
accordingly they do not express an opinion thereon.